UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

        DATE OF REPORT (Date of earliest event reported): July 18, 2005

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On July 18, 2005, First Merchants Corporation issued a press release to report its financial results for the second quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

           The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated July 18, 2005, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and Chief
                                           Accounting Officer)


Dated:  July 18, 2005

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated July 18, 2005, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                       Press Release, dated July 18, 2005

N / E / W / S     R / E / L / E / A / S / E

July 18, 2005

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 7.5% INCREASE IN SECOND QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported second quarter diluted earnings per share of $.43, a 7.5 percent increase over $.40 recorded in the second quarter of 2004. Net income during the quarter totaled $7.9 million compared to $7.4 million in 2004.

Year-to-date diluted earnings per share totaled $.78, a 1.3 percent increase over $.77 recorded in 2004. Net income for the six months ended June 30, 2005 totaled $14.5 million compared to $14.3 million in 2004.

Year-to-date net-interest income improved by $3.4 million, or 6.6 percent, as net-interest margin improved to 3.93 percent. Non-interest income also increased by $336,000, or 1.9 percent. Mitigating costs include increased provisions for loan losses of $1.5 million and increased operating expenses of $2.2 million, or
5.0 percent. However, as reported in the Corporation's 8-K filing of February 16, 2005, a $1.6 million charge related to the curtailment of the Corporation's defined benefit pension plan is included in the 5.0 percent increase.

As of June 30, 2005, non-performing loans totaled 70 basis points of average total loans and the allowance for loan losses as a percent of total loans equaled 1.03 percent.

Total assets equaled $3.2 billion at quarter-end, an increase of $73 million, or
2.3 percent from June 30, 2004. Loans, investments and bank-owned life insurance, the Corporation's three primary earning assets, totaled $2.9 billion, an increase of $84 million over the prior year.

Michael L. Cox, President and Chief Executive Officer, stated that, "Core revenue growth remains positive as operating income on a fully taxable equivalent basis improved by 6.1%. Absent the curtailment expense, our operating expenses are up just 1.4%. The Corporation's financial results continue to show steady improvement."

CONFERENCE CALL

First  Merchants  Corporation  will  conduct  a  conference  call at  2:30  p.m.
(CT)/3:30 p.m. (ET) on Wednesday, July 20, 2005. To participate dial (Toll Free) 877-407-9210 and reference First Merchants Corporation's second quarter earnings release. A replay will be available until July 27, 2005. To access, US/Canada participants should dial (Toll Free) 877-660-6853 or for International participants, dial 201-612-7415. The replay will require the Account # 286 and Conference ID # 160762.

During the call we may make Forward Looking statements about our relative business outlook. These Forward Looking statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking statements include but are not limited to any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, Madison Community Bank, First United Bank, United Communities National Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *


CONSOLIDATED BALANCE SHEETS

(in thousands)                                                                 June 30,
                                                                         2005            2004
Assets
   Cash and due from banks                                          $    71,498     $    72,432
   Federal funds sold                                                         0               0
                                                                    -----------     -----------
   Cash and cash equivalents                                             71,498          72,432
   Interest-bearing time deposits                                         9,255          20,424
   Investment securities                                                420,685         411,140
   Mortgage loans held for sale                                           1,356           4,001
   Loans                                                              2,440,906       2,365,380
      Less: Allowance for loan losses                                   (25,091)        (25,510)
                                                                     ----------      ----------
        Net Loans                                                     2,415,815       2,339,870
   Premises and equipment                                                37,240          38,437
   Federal Reserve and Federal Home Loan Bank stock                      23,054          22,494
   Interest receivable                                                   16,950          14,943
   Core deposit intangibles and goodwill                                139,799         141,014
   Cash surrender value of life insurance                                42,827          41,288
   Other assets                                                          22,819          22,247
                                                                    -----------     -----------
        Total assets                                                $ 3,201,298     $ 3,128,290
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   363,654     $   334,018
     Interest-bearing                                                 2,040,624       2,038,092
                                                                    -----------     -----------
        Total deposits                                                2,404,278       2,372,110
   Borrowings                                                           454,400         422,885
   Interest payable                                                       5,068           4,216
   Other liabilities                                                     24,194          24,811
                                                                    -----------     -----------
        Total liabilities                                             2,887,940       2,824,022
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding - 18,415,725 and 18,483,936                  2,302           2,310
   Additional paid-in capital                                           146,057         149,194
   Retained earnings                                                    167,452         154,876
   Accumulated other comprehensive income                                (2,453)         (2,112)
                                                                    -----------     -----------
        Total stockholders' equity                                      313,358         304,268
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,201,298     $ 3,128,290
                                                                    ===========     ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended           Six Months Ended
(In thousands)                                       June 30,                    June 30,
                                                2005          2004          2005          2004
NET CHARGE OFF'S                             $    1,345    $    2,669    $    2,072    $    3,075

AVERAGE BALANCES
  Total Assets                               $3,191,275    $3,077,161    $3,177,488    $3,059,499
  Total Loans                                 2,430,081     2,343,270     2,422,110     2,341,175
  Total Deposits                              2,422,688     2,320,546     2,420,810     2,316,627
  Total Stockholders' Equity                    312,611       307,750       313,961       307,171

FINANCIAL RATIOS
  Return on Average Assets                          .99%          .96%          .91%          .93%
  Return on Avg. Stockholders' Equity             10.13          9.56          9.23          9.30
  Avg. Earning Assets to Avg. Assets              90.81         89.64         90.71         89.85
  Allowance for Loan Losses as %
  Of Total Loans                                   1.03          1.08          1.03          1.08
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .22           .46           .17           .26
  Dividend Payout Ratio                           53.49         57.50         58.98         59.74
  Avg. Stockholders' Equity to Avg. Assets         9.80         10.00          9.88         10.04
  Tax Equivalent Yield on Earning Assets           6.14          5.65          6.01          5.68
  Cost of Supporting Liabilities                   2.15          1.78          2.08          1.81
  Net Int. Margin (FTE) on Earning Assets          3.99          3.87          3.93          3.87


CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                         Three Months Ended       Six Months Ended
                                                               June 30,                June 30,
                                                          2005        2004         2005        2004
Interest Income
   Loans receivable
     Taxable                                            $ 38,831    $ 34,021    $ 75,653    $ 68,248
     Tax exempt                                              189         137         323         300
   Investment securities
     Taxable                                               2,376       2,052       4,705       4,001
     Tax exempt                                            1,554       1,420       3,107       2,850
   Federal funds sold                                        112          37         139          55
   Deposits with financial institutions                      166         125         308         234
   Federal Reserve and Federal Home Loan Bank stock          285         307         593         635
                                                        --------    --------    --------    --------
       Total interest income                              43,513      38,099      84,828      76,323
                                                        --------    --------    --------    --------
Interest expense
   Deposits                                               10,729       7,879      20,535      16,069
   Securities sold under repurchase agreements               193          98         442         318
   Federal Home Loan Bank advances                         2,443       2,433       4,818       4,875
   Subordinated debentures, revolving
     credit and term loans                                 1,839       1,635       3,628       3,245
   Other borrowings                                          388         207         542         337
                                                        --------    --------    --------    --------
        Total interest expense                            15,592      12,252      29,965      24,844
                                                        --------    --------    --------    --------
Net interest income                                       27,921      25,847      54,863      51,479
   Provision for loan losses                               1,948       1,720       4,615       3,092
                                                        --------    --------    --------    --------

Net interest income
after provision for loan losses                           25,973      24,127      50,248      48,387
                                                        --------    --------    --------    --------
Other income
   Fiduciary activities                                    1,963       2,002       3,925       3,812
   Service charges on deposit accounts                     3,048       2,996       5,771       5,768
   Other customer fees                                     1,188         966       2,273       2,036
   Net realized gains on
     sales of available-for-sale securities                    6         363           6         400
   Commission income                                         757         777       2,261       1,730
   Earnings on cash surrender value of
     Life insurance                                          439         482         840         911
   Net gains and fees on sales of loans                      779       1,352       1,456       2,153
   Other income                                              582         318       1,276         662
                                                        --------    --------    --------    --------
        Total other income                                 8,762       9,256      17,808      17,472
                                                        --------    --------    --------    --------

Other expenses
   Salaries and employee benefits                         13,258      13,059      28,079      26,083
   Net occupancy expenses                                  1,422       1,335       2,798       2,589
   Equipment expenses                                      1,852       1,954       3,709       3,933
   Marketing expense                                         526         385         941         825
   Outside data processing fees                            1,033       1,211       2,042       2,434
   Printing and office supplies                              304         388         641         786
   Goodwill and core deposit amortization                    778         852       1,565       1,744
   Other expenses                                          4,026       3,438       7,655       6,792
                                                        --------    --------    --------    --------
        Total other expenses                              23,199      22,622      47,430      45,186
                                                        --------    --------    --------    --------

Income before income tax                                  11,536      10,761      20,626      20,673
   Income tax expense                                      3,615       3,406       6,138       6,383
                                                        --------    --------    --------    --------
Net income                                              $  7,921    $  7,355    $ 14,488    $ 14,290
                                                        ========    ========    ========    ========

Per Share Data

   Basic Net Income                                          .43         .40         .78         .77
   Diluted Net Income                                        .43         .40         .78         .77
   Cash Dividends Paid                                       .23         .23         .46         .46
   Average Diluted Shares
     Outstanding (in thousands)                           18,536      18,633      18,614      18,645

CONSOLIDATED BALANCE SHEETS

 (in thousands)                                       June 30,    March 31,   December 31,  September 30,   June 30,
                                                       2005         2005         2004          2004          2004
Assets
   Cash and due from banks                         $    71,498  $    67,904  $    69,960   $    73,367   $    72,432
   Federal funds sold                                                22,075                     22,700
                                                   -----------  -----------  -----------   -----------   -----------
   Cash and cash equivalents                            71,498       89,979       69,960        96,067        72,432
   Interest-bearing time deposits                        9,255       10,737        9,343        12,204        20,424
   Investment securities                               420,685      409,820      421,535       420,645       411,140
   Mortgage loans held for sale                          1,356        3,084        3,367         2,715         4,001
   Loans                                             2,440,906    2,414,099    2,428,051     2,395,306     2,365,380
     Less: Allowance for loan losses                   (25,091)     (24,488)     (22,548)      (25,243)      (25,510)
                                                   -----------  -----------  -----------   -----------   -----------
        Net loans                                    2,415,815    2,389,611    2,405,503     2,370,063     2,339,870
   Premises and equipment                               37,240       37,525       38,254        38,170        38,437
   Federal Reserve and Federal Home Loan Bank stock     23,054       22,883       22,858        22,750        22,494
   Interest receivable                                  16,950       16,606       17,318        17,594        14,943
   Core deposit intangibles and goodwill               139,799      140,578      141,284       140,186       141,014
   Cash surrender value of life insurance               42,827       42,426       42,061        41,700        41,288
   Other assets                                         22,819       24,337       20,185        19,268        22,247
                                                   -----------  -----------  -----------   -----------   -----------
        Total assets                               $ 3,201,298  $ 3,187,586  $ 3,191,668   $ 3,181,362   $ 3,128,290
                                                   ===========  ===========  ===========   ===========   ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   363,654  $   333,614  $   330,685   $   373,548   $   334,018
     Interest-bearing                                2,040,624    2,118,605    2,077,465     2,083,271     2,038,092
                                                   -----------  -----------  -----------   -----------   -----------
        Total deposits                               2,404,278    2,452,219    2,408,150     2,456,819     2,372,110
   Borrowings                                          454,400      391,193      440,891       379,922       422,885
   Interest payable                                      5,068        6,562        4,411         5,706         4,216
   Other liabilities                                    24,194       27,014       23,613        25,253        24,811
                                                   -----------  -----------  -----------   -----------   -----------
        Total liabilities                            2,887,940    2,876,988    2,877,065     2,867,700     2,824,022
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,302        2,312        2,322         2,320         2,310
   Additional paid-in capital                          146,057      148,347      150,862       148,993       149,194
   Retained earnings                                   167,452      163,761      161,459       160,004       154,876
   Accumulated other comprehensive income (loss)        (2,453)      (3,822)         (40)        2,345        (2,112)
                                                   -----------  -----------  -----------   -----------   -----------
        Total stockholders' equity                     313,358      310,598      314,603       313,662       304,268
                                                   -----------  -----------  -----------   -----------   -----------
        Total liabilities and stockholders' equity $ 3,201,298  $ 3,187,586  $ 3,191,668   $ 3,181,362   $ 3,128,290
                                                   ===========  ===========  ===========   ===========   ===========

NON-PERFORMING ASSETS

(in thousands)                             June 30,     March 31,    December 31, September 30,   June 30,
                                             2005         2005          2004         2004           2004
   90 days past due                      $    3,696    $    1,948    $    1,907    $    6,664    $    2,488
   Non-accrual loans                         11,626        13,272        15,355        16,852        17,702
   Other real estate                          1,804         2,003         1,650         1,546         1,653
                                         ----------    ----------    ----------    ----------    ----------
        Total non-performing assets      $   17,126    $   17,223    $   18,912    $   25,062    $   21,843
                                         ==========    ==========    ==========    ==========    ==========

   Average total loans for the quarter   $2,430,081    $2,414,050    $2,409,170    $2,383,942    $2,343,270

   Total non-performing assets as a
     percent of average total loans             .70%          .71%          .79%         1.05%          .93%

   Restructured loans                    $      531    $      337    $    2,019    $    2,169    $      926

CONSOLIDATED STATEMENTS OF INCOME

                                                                             Three Months Ended
(in thousands, except share data)                        June 30,    March 31,  December 31, September 30,   June 30,
                                                           2005        2005         2004         2004          2004
Interest Income
   Loans receivable
     Taxable                                           $ 38,831     $ 36,822     $ 36,363     $ 35,342     $ 34,021
     Tax exempt                                             189          134          138          143          137
   Investment securities
     Taxable                                              2,376        2,329        2,224        2,146        2,052
     Tax exempt                                           1,554        1,553        1,569        1,679        1,420
   Federal funds sold                                       112           27           92           18           37
   Deposits with financial institutions                     166          142          167          154          125
   Federal Reserve and Federal Home Loan Bank stock         285          308          297          319          307
                                                       --------     --------     --------     --------     --------
       Total interest income                             43,513       41,315       40,850       39,801       38,099
                                                       --------     --------     --------     --------     --------
Interest expense
   Deposits                                              10,729        9,806        9,288        8,487        7,879
   Securities sold under repurchase agreements              193          249          183           16           98
   Federal Home Loan Bank advances                        2,443        2,375        2,418        2,484        2,433
   Subordinated debentures, revolving credit
     and term loans                                       1,839        1,789        1,717        1,822        1,635
   Other borrowings                                         388          154          126          200          207
                                                       --------     --------     --------     --------     --------
        Total interest expense                           15,592       14,373       13,732       13,009       12,252
                                                       --------     --------     --------     --------     --------
Net interest income                                      27,921       26,942       27,118       26,792       25,847
   Provision for loan losses                              1,948        2,667        1,233        1,380        1,720
                                                       --------     --------     --------     --------     --------

Net interest income
   after provision for loan losses                       25,973       24,275       25,885       25,412       24,127
                                                       --------     --------     --------     --------     --------
Other income
   Fiduciary activities                                   1,963        1,962        1,897        1,923        2,002
   Service charges on deposit accounts                    3,048        2,723        2,924        2,946        2,996
   Other customer fees                                    1,188        1,085        1,068          979          966
   Net realized gains on sales of
     available-for-sale securities                            6                       456          332          363
   Commission income                                        757        1,504          671          687          777
   Earnings on cash surrender value
     of life insurance                                      439          401          439          448          482
   Net gains and fees on sales of loans                     779          677          801          675        1,352
   Other income                                             582          694          415          421          318
                                                        --------     --------    --------      --------     --------
        Total other income                                8,762        9,046        8,671        8,411        9,256
                                                        --------     --------    --------      --------     --------

Other expenses
   Salaries and employee benefits                        13,258       14,821       13,309       13,087       13,059
   Net occupancy expenses                                 1,422        1,376        1,328        1,391        1,335
   Equipment expenses                                     1,852        1,857        1,879        1,853        1,954
   Marketing expense                                        526          415          521          363          385
   Outside data processing fees                           1,033        1,009        1,158        1,328        1,211
   Printing and office supplies                             304          337          397          397          388
   Goodwill and core deposit amortization                   778          787          802          827          852
   Other expenses                                         4,026        3,629        4,272        3,544        3,438
                                                       --------     --------     --------     --------     --------
        Total other expenses                             23,199       24,231       23,666       22,790       22,622
                                                       --------     --------     --------     --------     --------

Income before income tax                                 11,536        9,090       10,890       11,033       10,761
   Income tax expense                                     3,615        2,523        3,422        3,380        3,406
                                                       --------     --------     --------     --------     --------
Net income                                             $  7,921     $  6,567     $  7,468     $  7,653     $  7,355
                                                       ========     ========     ========     ========     ========

Per Share Data

   Basic Net Income                                    $    .43     $    .35     $    .41     $    .41     $    .40
   Diluted Net Income                                       .43          .35          .40          .41          .40
   Cash Dividends Paid                                      .23          .23          .23          .23          .23
   Average Diluted Shares
     Outstanding (in thousands)                          18,536       18,697       18,721       18,658       18,633

FINANCIAL RATIOS
  Return on Average Assets                                  .99%         .83%         .94%         .98%         .96%
  Return on Avg. Stockholders' Equity                     10.13         8.33         9.46         9.88         9.56
  Avg. Earning Assets to Avg. Assets                      90.81        90.61        91.38        89.98        89.64
  Allowance for Loan Losses as %
  Of Total Loans                                           1.03         1.01          .93         1.05         1.08
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                              .22          .12          .65          .34          .46
  Dividend Payout Ratio                                   53.49        65.71        57.50        56.10        57.50
  Avg. Stockholders' Equity to Avg. Assets                 9.80         9.97         9.92         9.89        10.00
  Tax Equivalent Yield on Earning Assets                   6.14         5.90         5.74         5.79         5.65
  Cost of Supporting Liabilities                           2.15         2.01         1.89         1.85         1.78
  Net Int. Margin (FTE) on Earning Assets                  3.99         3.89         3.85         3.94
3.87
